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                   SECOND AMENDMENT TO TAX SHARING AGREEMENT

         This is the Second Amendment dated as of January 1, 1997 to the TAX SHARING AGREEMENT entered into as of June 24, 1992 (as amended on February 28,
1995) (the "Agreement"), by and among MAFCO HOLDINGS, INC., a Delaware corporation ("Parent"), REVLON HOLDINGS INC., a Delaware corporation ("Holdings"), REVLON, INC., a Delaware corporation ("Public Co."), REVLON CONSUMER PRODUCTS CORPORATION, a Delaware corporation ("Operating Co.") and the Subsidiaries of Public Co. that are signatories hereto (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement).

                                    RECITALS

         The Agreement provides that Public Co. shall make certain payments in respect of taxes to Holdings and Operating Co. and its Subsidiaries shall make certain payments to Public Co. in respect of taxes under circumstances as provided in the Agreement. The parties desire to amend the Agreement as set forth herein.

                                   AGREEMENT

         For good and valuable consideration, the parties hereto agree as follows:

         1. Amendment of Section 4(b). Section 4(b) of the Agreement is hereby amended and restated in its entirety as follows:

            "(b) Each of the Subsidiaries of Operating Co. agrees to pay to Operating Co. an amount equal to its liability for Federal, state and local income taxes (including estimated taxes), if any; such liability to be determined as if such Subsidiary had not been included in the consolidated income tax return for the Parent Group with respect to such Taxable Period but had instead filed its own separate return for such Taxable Period but otherwise calculated in accordance with the principles of Paragraphs 1(c), 1(e), 3(a) and 3(b) hereof, no later than one business day prior to the date upon which the relevant payment by Operating Co. to Public Co. is required to be made under the terms hereof or, if no such payment by Operating Co. is required to be made hereunder, not later than one business day prior to the due date of the Parent Group's consolidated

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         Federal income tax return or any relevant combined state or local income tax return (or the relevant due date for the payment of Estimated Taxes), as the case may be, for such Taxable Period. Operating Co. agrees to pay to Public Co. its share, if any, of each of the items of Public Co. Group's Federal Tax and Public Co. Group's State and Local Tax and of payments of Estimated Tax, each such share to be determined in accordance with the principles of Paragraphs 1(c), 1(e), 3(a) and 3(b) hereof as if Operating Co. had not been included in the consolidated income tax return for the Parent Group with respect to such Taxable Period but had instead filed its own consolidated return for such Taxable Period, no later than one business day prior to the date upon which the relevant payment by Public Co. is required to be made under the terms hereof. Public Co. agrees to pay to Operating Co. its share of any payment received by Public Co. from Parent or Holdings pursuant to this Agreement and Operating Co. agrees to pay to each Subsidiary of Operating Co. its share of any payment received by Operating Co. from Public Co. pursuant to this Agreement, in each case, each such share to be determined in accordance with the principles of Paragraphs 1(c), 1(e), 3(a) and 3(b) hereof as if Operating Co. or such Subsidiary of Operating Co., as the case may be, had not been included in the consolidated income tax return for the Parent Group with respect to such Taxable Period but had instead filed its own consolidated return for such Taxable Period, as promptly as practicable following the receipt of any such payment and the determination of such share."

         2. Amendment of Section 5. Section 5 of the Agreement is hereby amended and restated in its entirety as follows:

            "5. Restricted Payments. Notwithstanding any other provision of this Agreement, in no event shall any payment be made by Operating Co. to Public Co. pursuant to this Agreement to the extent that and for so long as such payment is prohibited under or is inconsistent with the terms of that certain Credit Agreement dated as of June 24, 1992, among Operating Co., the lenders that are parties thereto, the Chase Manhattan Bank, N.A., Chemical Bank and Citibank, N.A., as Managing Agents for the lenders, and Chemical Bank, as Administrative Agent, and any credit agreement resulting from the refinancing of such Agreement (any such agreement and refinancing agreement shall be referred to as the "Credit Agreement"). To the extent that and for so long as any such payment by Operating Co. to Public Co. is prohibited, Public Co. shall not be required to make the corresponding payments to Holdings; provided that Public Co. shall be liable to pay over such amount promptly upon termination of such prohibition."

         3. This Second Amendment shall be effective as of January 1, 1997. Except as amended by this Second Amendment, the Agreement shall remain unchanged and in full force and effect.

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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its respective duly authorized officer as of the date first above written.

                                       MAFCO HOLDINGS INC.


                                       By: /s/ Glenn P. Dickes
                                          --------------------------------
                                          Name:  Glenn P. Dickes
                                          Title: Senior Vice President

                                       REVLON HOLDINGS INC.

                                       By: /s/ Stanley B. Dessen
                                          --------------------------------
                                          Name:  Stanley B. Dessen
                                          Title: Senior Vice President

                                       REVLON, INC.

                                       By: /s/ Stanley B. Dessen
                                          --------------------------------
                                          Name:  Stanley B. Dessen
                                          Title: Senior Vice President

                                       REVLON CONSUMER PRODUCTS CORPORATION

                                       By: /s/ Stanley B. Dessen
                                          --------------------------------
                                          Name:  Stanley B. Dessen
                                          Title: Senior Vice President

                                       ALMAY, INC.
                                       AMERICAN CREW, INC.
                                       APPLIED SCIENCE & TECHNOLOGIES INC.
                                       CARRINGTON PARFUMS LTD.
                                       CHARLES REVSON INC.
                                       CREATIVE NAIL DESIGN, INC.
                                       DOLLY PARTON INC.
                                       FASHION & DESIGNER FRAGRANCE GROUP, INC.
                                       FERMODYL PROFESSIONALS INC.
                                       GENERAL WIG MANUFACTURERS, INC.
                                       NORTH AMERICA REVSALE INC.
                                       OXFORD PROPERTIES CO.
                                       PACIFIC FINANCE & DEVELOPMENT CORP.
                                       PPI TWO CORPORATION
                                       PRESTIGE FRAGRANCE & COSMETICS, INC.

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                                       PRESTIGE FRAGRANCES, LTD.
                                       REALISTIC/ROUX PROFESSIONAL PRODUCTS INC.
                                       REVLON COMMISSARY SALES, INC.
                                       REVLON CONSUMER CORP.
                                       REVLON GOVERNMENT SALES, INC.
                                       REVLON INTERNATIONAL CORPORATION
                                       REVLON PROFESSIONAL, INC.
                                       REVLON PROFESSIONAL PRODUCTS INC.
                                       REVLON RECEIVABLES SUBSIDIARY, INC.
                                       RIROS CORPORATION
                                       RIT INC.
                                       ROUX LABORATORIES, INC.

                                       For and on behalf of the above-listed
                                       companies:

                                       By: /s/ Stanley B. Dessen
                                          --------------------------------
                                          Name:  Stanley B. Dessen
                                          Title: Vice President


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